Exhibit 10.1

Amendment to the Finance Lease Agreements

Party A (the “Lessor”): Chailease Finance Co., Ltd.

Party B (the “Lessee”): Prime World International Holdings Ltd., Taiwan Branch

WHEREAS, Party A and Party B entered into two Financial Lease Agreements (contract number: A1811069AB and A1901033AB, hereafter collectively referred to as the “Original Agreements”) for the purpose of engaging in a financial lease transaction between both parties. As of today, even though the Original Agreements remain in effect, Party A agrees with Party B that Party B early pay the outstanding lease payment in connection with certain equipment listed in the Appendix Leased Equipment (hereinafter referred to as the “Leased Equipment”). NOW, THEREFORE, both parties agree to amend the Original Agreements as follows:

1.	Party A confirms that it has received 22,311,381 NTD (the “Early Lease Payment”) remitted by Party B on September 15, 2020, the Early Lease Payment include all outstanding lease payments and any other costs or expenses in connection with the Leased Equipment.

2.	Transfer the ownership of the Leased Equipment, and the manner of delivery:

(1)	Since Party B has been in possession of the Leased Equipment, both parties agree that the Leased Equipment shall be delivered with the short hand and be provided “AS IS WHERE IS” according to the provisions of Article 761 of the Civil Code at the time when Party A receives the Early Lease Payment, whereby the ownership of the Leased Equipment shall be transferred to Party B simultaneously.

(2)	Party B acknowledges that the Leased Equipment received is free from defect in a right or a thing.

3.	Both parties confirm that the remaining lease payments of the Original Agreements at a total amount of 159,027,448 NTD after Party A receives the Early Lease Payment under this amendment, the remaining lease payments will be paid off in accordance with the Appendix Remaining Lease Payment Schedule to this amendment.

4.	Except as expressly modified by the terms of this amendment, all the rights and obligations of both parties shall continue to subject to the Original Agreements and remain unchanged.

5.	All Appendices, which are an integral part of this amendment, shall have the same effect as the amendment.

6.	This amendment has the same effect as the Original Agreements. In case of any conflict or inconsistency between the Original Agreements and this amendment, this amendment shall prevail.

7.	Both parties agree that this amendment shall be governed and interpreted in accordance with the law of Taiwan (R.O.C.). Any disputes arising out of this amendment shall be resolved in the Taiwan Shilin District Court as the court of first instance.

8.	This amendment is made in duplicate, with Party A and Party B holding one respectively.

Party A:	Chailease Finance Co., Ltd.
Representative:	CHEN,FENG-LUNG
Tax ID number:	05072925
Address:	8th to 12th Floors, No. 362, Ruiguang Road, Neihu District, Taipei City

Party B:	Prime World International Holdings Ltd., Taiwan Branch
Representative:	LIN,CHIH-HSIANG
Tax ID number:	28410552
Address:	No. 18, Gongsi Road, Linkou District, New Taipei City

Date: September 15, 2020

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Appendix - Remaining Lease Payment Schedule

Contract Number: A1811069AB		Contract Number: A1901033AB

Rent and Payment (tax excluded)		Rent and Payment (tax excluded)
September 30,2020	NTD 5,240,178	September 21, 2020	NTD 4,918,493
October 31, 2020	NTD 5,232,606	Ocober 21, 2020	NTD 4,899,701
November 30, 2020	NTD 5,211,784	November 21, 2020	NTD 4,893,703
December 31, 2020	NTD 5,203,266	December 21, 2020	NTD 4,875,710
January 31, 2021	NTD 5,188,595	January 21, 2021	NTD 4,868,913
February 28, 2021	NTD 5,159,729	February 21, 2021	NTD 4,856,518
March 31, 2021	NTD 5,159,255	March 21, 2021	NTD 4,830,928
April 30. 2021	NTD 5,140,799	April 21, 2021	NTD 4,831,728
May 31, 2021	NTD 5,129,914	May 21, 2021	NTD 4,815,735
June 30, 2021	NTD 5,112,405	June 21, 2021	NTD 4,806,939
July 31, 2021	NTD 5,100,573	July 21, 2021	NTD 4,791,744
August 31, 2021	NTD 5,085,904	August 21, 2021	NTD 4,782,148
September 30, 2021	NTD 5,069,814	September 21, 2021	NTD 4,769,753
October 31, 2021	NTD 5,056,563	October 21, 2021	NTD 4,755,758
November 30, 2021	NTD 5,041,404	November 21, 2021	NTD 4,744,963
		December 21, 2021	NTD 4,731,768
		January 21, 2022	NTD 4,720,157

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Appendix - Leased Equipment

Appendix
Contract ID	Asset	Cap.date	Asset Description	Acquisition Price	Book Value	Currency	Asset Name	Quantity	Unit	Brand	Model	Cost Center	CCenText	Location	Location Name	Pers.No.	Name	Note
A1811069AB	153100004041	2016/10/20	MRSI-DH-3 Ultra-Precision Assembly Workcell	16,701,619	14,797,546	TWD	Die Bonder Machine	1	Set	MRSI	MRSI-DH-3	201000	Executive-GM Office	2006	2F Box TOSA	81353	CHU,CHI-AN	Expected to resell to AOI CN
A1811069AB	153100004234	2017/5/31	AD838L-Plus High Speed Epoxy Die Bonder	6,785,282	5,371,681	TWD	Die Bonder Machine	1	Set	ASM Pacific Technology	AD838L	207108	Production II -BOSA	2008	2F BOSA	81399	HSU,CHIH-WEI	Expected to resell to AOI CN
A1811069AB	153100003527	2016/1/30	MP1800A 4T/4R BERT((1ch PG/4ch ED))	7,174,320	5,261,168	TWD	Bit Error Rate Analyzer	1	Set	Anritsu	MP1800A	201000	Executive-GM Office	3020	3F Can type G line	81680	CHEN,CHAO-MING	New
A1901033AB	153100003862	2016/3/17	ADST YS-800 Laser Welding System	3,446,176	2,985,115	TWD	Automatic Alignment and Laser Welding Machine	1	Set	ADST	YS-800	207105	Production II -mini CX	3004	3F miniCX	81257	LIN,CHIH-HUNG	Expected to resell to AOI CN
A1901033AB	153100004302	2017/6/5	Auto W/B Model IConn Plus	3,700,000	2,929,166	TWD	Automatic Wire Bonding Machine	1	Set	K&S	IConn Plus	206203	Engineering II -ED	A030	Modification area	81260	WANG,I-CHIA	Expected to resell to AOI CN
A1901033AB	153100003863	2016/3/17	ADST YS-800 Laser Welding System	3,209,259	2,822,768	TWD	Automatic Alignment and Laser Welding Machine	1	Set	ADST	YS-800	207105	Production II -mini CX	3004	3F miniCX	81257	LIN,CHIH-HUNG	Expected to resell to AOI CN
A1901033AB	153100003864	2016/3/17	ADST YS-800 Laser Welding System	3,209,259	2,822,768	TWD	Automatic Alignment and Laser Welding Machine	1	Set	ADST	YS-800	201000	Executive-GM Office	3004	3F miniCX	81257	LIN,CHIH-HUNG	Expected to resell to AOI CN
A1901033AB	153100004393	2017/8/24	ADST YS-800 Laser Welding System	3,320,891	2,767,408	TWD	Automatic Alignment and Laser Welding Machine	1	Set	ADST	YS-800	201000	Executive-GM Office	3004	3F miniCX	81257	LIN,CHIH-HUNG	Expected to resell to AOI CN
A1901033AB	153100004387	2017/7/20	ADST YS-800 Laser Welding System	3,316,031	2,671,247	TWD	Automatic Alignment and Laser Welding Machine	1	Set	ADST	YS-800	207105	Production II -mini CX	3004	3F miniCX	81257	LIN,CHIH-HUNG	Expected to resell to AOI CN
A1901033AB	153100004388	2017/7/20	ADST YS-800 Laser Welding System	3,316,031	2,671,247	TWD	Automatic Alignment and Laser Welding Machine	1	Set	ADST	YS-800	207105	Production II -mini CX	3004	3F miniCX	81257	LIN,CHIH-HUNG	Expected to resell to AOI CN
A1901033AB	153100003987	2016/5/10	100G CLR4 ADST RX Auto-alignment system (YS-5221	3,166,746	2,427,838	TWD	100G CWDM4 Gen1 Demux Welding Machine	1	Set	ADST	YS-5221	206203	Engineering II -ED	A030	Modification area	80191	CHANG,HSIN-I	Expected to resell to AOI CN
A1901033AB	153100003850	2016/3/17	ADST YS-800 Laser Welding System	2,979,201	2,234,401	TWD	Automatic Alignment and Laser Welding Machine	1	Set	ADST	YS-800	201000	Executive-GM Office	3004	3F miniCX	81257	LIN,CHIH-HUNG	Expected to resell to AOI CN
A1901033AB	153100003851	2016/3/17	ADST YS-800 Laser Welding System	2,979,201	2,234,401	TWD	Automatic Alignment and Laser Welding Machine	1	Set	ADST	YS-800	201000	Executive-GM Office	3004	3F miniCX	81257	LIN,CHIH-HUNG	Expected to resell to AOI CN
A1901033AB	153100003855	2016/3/17	ADST YS-800 Laser Welding System	2,979,201	2,234,401	TWD	Automatic Alignment and Laser Welding Machine	1	Set	ADST	YS-800	207105	Production II -mini CX	3004	3F miniCX	81257	LIN,CHIH-HUNG	Expected to resell to AOI CN
A1901033AB	153100003856	2016/3/17	ADST YS-800 Laser Welding System	2,979,201	2,234,401	TWD	Automatic Alignment and Laser Welding Machine	1	Set	ADST	YS-800	207105	Production II -mini CX	3004	3F miniCX	81257	LIN,CHIH-HUNG	Expected to resell to AOI CN
A1901033AB	153100004420	2017/7/10	ADST 100G Alignment System YS-5221	2,566,887	2,067,770	TWD	100G CWDM4 Gen1 Demux Welding Machine	1	Set	ADST	YS-5221	207108	Production II -BOSA	2008	2F BOSA	81399	HSU,CHIH-WEI	Expected to resell to AOI CN
A1901033AB	153100004061	2017/1/6	ADST YS-5221 ROSA auto alignment system	2,613,220	1,959,915	TWD	100G CWDM4 Gen1 Demux Welding Machine	1	Set	ADST	YS-5221	207108	Production II -BOSA	2008	2F BOSA	80191	CHANG,HSIN-I	Expected to resell to AOI CN
A1901033AB	153100004062	2017/1/6	ADST YS-5221 ROSA auto alignment system	2,613,220	1,959,915	TWD	100G CWDM4 Gen1 Demux Welding Machine	1	Set	ADST	YS-5221	207108	Production II -BOSA	2008	2F BOSA	80191	CHANG,HSIN-I	Expected to resell to AOI CN
A1901033AB	153100004421	2017/7/10	ADST 100G Alignment System YS-5221	2,360,193	1,891,652	TWD	100G CWDM4 Gen1 Demux Welding Machine	1	Set	ADST	YS-5221	207108	Production II -BOSA	2008	2F BOSA	81399	HSU,CHIH-WEI	Expected to resell to AOI CN
A1901033AB	153100003829	2016/3/14	PD Alignment System, YS-5221 (for PD only)	2,513,372	1,885,029	TWD	100G CWDM4 Gen1 Demux Welding Machine	1	Set	ADST	YS-5221	201000	Executive-GM Office	2008	2F BOSA	81399	HSU,CHIH-WEI	Expected to resell to AOI CN

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